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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

As independent public accountant of Shmay Bar (T.H.) 1993 Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the company's previously filed Registration Statement File No. 33-51023, and No. 55137.

                                                 /s/ Kost, Forer and Gabbay
Tel-Aviv, Israel
March 25, 1999                                    KOST, FORER AND GABBAY
                                           Certified Public Accountants (Israel)